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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                          Pursuant to Section 13 of the

                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 14, 2000


                          Discover Card Master Trust I
               --------------------------------------------------
               (Exact name of registrant as specified in charter)



        Delaware                  0-23108                     51-0020270
        --------                  -------                     ----------
       (State of                (Commission                 (IRS Employer
     Organization)              File Number)              Identification No.)


c/o Greenwood Trust Company
12 Read's Way
New Castle, Delaware                                            19720
-------------------------------------------                     -----
(Address of principal executive offices)                      (Zip Code)


Registrant's Telephone Number, including area code: (302) 323-7184
                                                    --------------

Former name or former address, if changed since last report: Not Applicable


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Item 5. Other Events

              Series 2000-6. On June 14, 2000, the registrant made available to investors a prospectus supplement, dated June 9, 2000, and prospectus, dated June 9, 2000, with respect to the issuance of $700,000,000 aggregate principal amount of Series 2000-6 Floating Rate Class A Credit Card Pass-Through Certificates and $36,843,000 aggregate principal amount of Series 2000-6 Floating Rate Class B Credit Card Pass-Through Certificates of Discover Card Master Trust I, pursuant to the Pooling and Servicing Agreement, dated as of October 1, 1993, between Greenwood Trust Company as Master Servicer, Servicer and Seller and U.S. Bank National Association (formerly First Bank National Association, successor trustee to Bank of America Illinois, formerly Continental Bank, National Association) as Trustee, as amended, and the Series Supplement for Series 2000-6, to be dated as of June 19, 2000, between Greenwood Trust Company as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee. A copy of the prospectus and prospectus supplement is attached as Exhibit 99.1.

              Series 2000-7. On June 15, 2000, the registrant made available to investors a prospectus supplement, dated June 9, 2000, and prospectus, dated June 9, 2000, with respect to the issuance of $850,000,000 aggregate principal amount of Series 2000-7 Floating Rate Class A Credit Card Pass-Through Certificates and $44,737,000 aggregate principal amount of Series 2000-7 Floating Rate Class B Credit Card Pass-Through Certificates of Discover Card Master Trust I, pursuant to the Pooling and Servicing Agreement, dated as of October 1, 1993, between Greenwood Trust Company as Master Servicer, Servicer and Seller and U.S. Bank National Association (formerly First Bank National Association, successor trustee to Bank of America Illinois, formerly Continental Bank, National Association) as Trustee, as amended, and the Series Supplement for Series 2000-7, to be dated as of June 20, 2000, between Greenwood Trust Company as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee. A copy of the prospectus and prospectus supplement is attached as Exhibit 99.2.

Item 7. Exhibits

Exhibit No.   Description
-----------   -----------

Exhibit 99.1 Prospectus, dated June 9, 2000, and Prospectus Supplement, dated June 9, 2000, with respect to the Floating Rate Class A Credit Card Pass-Through Certificates and the Floating Rate Class B Credit Card Pass-Through Certificates of Discover Card Master Trust I, Series 2000-6.

Exhibit 99.2 Prospectus, dated June 9, 2000, and Prospectus Supplement, dated June 9, 2000, with respect to the Floating Rate Class A Credit Card Pass-Through Certificates and the Floating Rate Class B Credit Card Pass-Through Certificates of Discover Card Master Trust I, Series 2000-7.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        Discover Card Master Trust I
                                          (Registrant)


                                        By:   Greenwood Trust Company
                                              (Originator of the Trust)



Date: June 15, 2000                     By:   /s/ J. Nathan Hill
                                            -----------------------
                                            J. Nathan Hill
                                            President








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                                INDEX TO EXHIBITS

Exhibit       Description                                                   Page
-------       -----------                                                   ----

99.1          Prospectus, dated June 9, 2000, and Prospectus Supplement,     --
              dated June 9, 2000, with respect to the Floating Rate Class
              A Credit Card Pass-Through Certificates and the Floating
              Rate Class B Credit Card Pass-Through Certificates of
              Discover Card Master Trust I, Series 2000-6.

99.2          Prospectus, dated June 9, 2000, and Prospectus Supplement,     --
              dated June 9, 2000, with respect to the Floating Rate Class
              A Credit Card Pass-Through Certificates and the Floating
              Rate Class B Credit Card Pass-Through Certificates of
              Discover Card Master Trust I, Series 2000-7.












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